UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2009

MDWERKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-118155	33-1095411
(Commission File Number)	(IRS Employer Identification Number)

Windolph Center, Suite I
1020 N.W. 6 th Street
Deerfield Beach, FL 33442

(Address of Principal Executive Offices)

(954) 389-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The use of the terms “we,” “us” or “the Company” in this report shall be deemed to mean MDwerks, Inc., unless the context requires otherwise. References in this report to “our subsidiaries” shall be deemed to mean each of MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp., Xeni Medical Billing, Corp. and Xeni Patient Access Solutions, Inc.

Item 1.01 Entry into a Material Definitive Agreement

On April 20, 2009, we, along with our subsidiary Xeni Financial Services, Corp. (“XFS”), entered into a Loan and Securities Purchase Agreement (the “Loan Agreement”) with Vicis Capital Master Fund (“Vicis”), dated April 15, 2009 pursuant to which Vicis will lend the Company up to $3,200,000, subject to a deduction for an original issue discount of 2%. The proceeds from the loan from Vicis will be used for our corporate operations.

Pursuant to the Loan Agreement, we issued a Senior Secured Promissory Note, dated April 15, 2009, to Vicis in the original principal amount of $3,851,375 (the “Vicis Note”) comprised of the current loan of $3,200,000, and prior advances, accrued interest, and professional and other fees of $651,375 relative to prior loans and commitments. The Vicis Note bears interest at the rate of 13% per annum and is payable monthly, in arrears on the first day of each month, commencing on October 15, 2009. Principal payments in the monthly amount of $40,000 commence on October 15, 2009 and, subject to events of default specified in the Loan Agreement, the entire amount of principal and accrued but unpaid interest due under the note becomes due and payable on October 15, 2011.

In connection with the Loan Agreement and the financing provided under the Loan Agreement, we, XFS and each of our other subsidiaries, and Vicis entered into security agreements, dated April 15, 2009, pursuant to which we, XFS and our other subsidiaries granted a security interest to Vicis in substantially all of our assets. Each of our subsidiaries (other than XFS) also entered into a guaranty agreement to guaranty all obligations under the Loan Agreement and documents entered into in connection with the Loan Agreement.

As partial consideration for the loan provided by Vicis we issued to Vicis a ten-year Series K Warrant to purchase 2,550,000 shares of our common stock at a price of $.35 per share (the “Series K Warrant”).  We also adjusted the Series J Warrant held by Vicis to reflect a decrease in the exercise price to $.35 per share and a reduction in the number of shares underlying the Series J warrant to 493,142.

In connection with the issuance of the Series K Warrant, we and Vicis entered into a registration rights agreement, dated April 15, 2009, pursuant to which, among other things, we granted “piggyback” registration rights to Vicis for the Series K Warrant.

In addition, we also entered into an agreement with Vicis pursuant to which Vicis agreed to defer the principal and interest installment amounts with respect to the loans in the original aggregate principal amount of $5,000,000 issued by us in favor of Vicis as assignee of Gottbetter Capital Master Fund Ltd.

The following summary description of the material agreements and instruments entered into in connection with the transaction described above is qualified in its entirety by reference to the copies of such material agreements and instruments filed as exhibits to this Current Report on Form 8-K.

Loan and Securities Purchase Agreement

The Loan Agreement provides for the loan to us by Vicis of up to $3,200,000, subject to a deduction for an original issuance discount of 2%.

The Loan Agreement also contains certain restrictions on our ability to: (i) declare dividends; (ii) reclassify, combine or reverse split our common stock; (iii) incur liens; (iii) incur certain types of indebtedness; (iv) liquidate or sell a substantial portion of our assets; (v) enter into transactions that would result in a Change of Control (as defined in the Loan Agreement); (vi) amend our charter documents in a way that adversely affects the rights of Vicis; (vii) except through XFS, make loans to, or advances or guarantee the obligations of, third parties; (viii) make intercompany transfers; (ix) engage in transactions with officers, directors, employees or affiliates; (x) divert business to other business entities; (xi) make investments in securities or evidences of indebtedness (excluding of loans made by XFS) in excess of $250,000 in a calendar year; and (xii) file registration statements, until the earlier of: (x) 60 Trading Days following the date that a registration statement or registration statements registering all the shares of Common stock for which the Series J Warrant is exercisable is declared effective by the Commission; and (y) the date the shares of Common stock for which the Series K Warrant is exercisable are saleable by Vicis under Rule 144 under the Securities Act without limitation as to volume or manner of sale.

Events of default under the Loan Agreement include: (i) default in the payments due under the Vicis Note; (ii) failure to perform the covenants contained in the Securities Purchase Agreement or the related transaction documents; (iii) suspension from listing on the OTC Bulletin Board or other exchange for 10 consecutive trading days; (iv)  the failure to timely deliver shares of common stock upon conversion of the Common Stock or exercise of the Series K Warrant ; (v) default in the payment of indebtedness in excess of $250,000; (vi) a judgment entered against us in excess of $250,000 that continues undischarged or unstayed for thirty-five (35) days after entry thereof; and (vii) insolvency, bankruptcy and similar circumstances.

The Loan Agreement also contains customary representations, warranties, covenants and indemnification provisions for transactions of the type entered into between the Company and Vicis.

Vicis Note

The Vicis Note bears interest at the rate of 13% per annum and is payable monthly, in arrears on the first day of each month, commencing on October 15, 2009. Principal payments in the monthly amount of $40,000 commence on October 15, 2009 and, subject to events of default specified in the Loan Agreement, the entire amount of principal and accrued but unpaid interest due under the note becomes due and payable on October 15, 2011. In the case of an Event of Default (as defined in the Loan Agreement), the interest rate will be adjusted to 18% per annum. The Vicis Note may be prepaid at anytime, in whole or in part, without any penalty or premium.

Series K Warrant

On April 15, 2009, we issued to Vicis the Series K Warrant. The Series K Warrant is exercisable for an aggregate of 2,550,000 shares or our common stock at a price of $.35 per share for a period of ten years from the date of issuance. The Series K Warrant may be exercised on a cashless basis to the extent that the resale of shares of common stock underlying the Series K Warrant is not covered by an effective registration statement. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise price of the Series K Warrant, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series K Warrant, issuances of convertible securities with a conversion price below the exercise price of the Series K Warrant.  We also adjusted the Series J Warrant held by Vicis to reflect a decrease in the exercise price to $.35 per share and a reduction in the number of shares underlying the Series J warrant to 493,142.

Borrower Security Agreements

Pursuant to the terms of the Loan Agreement, we and XFS each entered into a Security Agreement, dated April 15, 2009 with Vicis (collectively, the “Borrower Security Agreements”). The Borrower Security Agreements secure our and XFS’ obligations in connection with the Loan Agreement, the Vicis Note and the Transaction Documents (as defined in the Loan Agreement). The Borrower Security Agreements provide for a lien in favor of Vicis on all of our assets and all of the assets of XFS.

Guaranty Agreements

Pursuant to the terms of the Loan Agreement, each of our subsidiaries (other than XFS) entered into a Guaranty Agreement, dated April 15, 2009, with Vicis (collectively, the “Guaranty Agreements”). The Guaranty Agreements provide for unconditional guaranties of our and XFS’ obligations in connection with the Loan Agreement and the Transaction Documents.

Guarantor Security Agreements

Pursuant to the terms of the Loan Agreement, each of our subsidiaries entered into a Guarantor Security Agreement, dated April 15, 2009, with Vicis (collectively, the “Guarantor Security Agreements”). The Guarantor Security Agreements provide for liens in favor of Vicis on all of the assets of each of our subsidiaries (other than XFS, which entered into one of the borrower Security Agreements described above).

Registration Rights Agreement

Pursuant to the terms of the Loan Agreement, we entered into a Registration Rights Agreement, dated April 15, 2009, with Vicis (the “Registration Rights Agreement”). The Registration Rights Agreement requires us, subject to certain exceptions, to include shares of common stock that may be purchased upon exercise of the Series K Warrant in any registration statement that we file until such time as such shares (i) have been sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”) or an effective registration statement or (ii) are eligible for immediate resale under Rule 144.

Deferral Agreement

We entered into a agreement with Vicis pursuant to which Vicis agreed to defer  the principal and interest installment amounts with respect to the loans in the original aggregate principal amount of $5,000,000 issued by us in favor of Vicis as assignee of Gottbetter Capital Master Fund Ltd.   Vicis agreed to defer the payment of each installment amount commencing with the installment due April 1, 2009 and ending with the installment amount due January 1, 2010.  On January 1, 2010, in addition to the regular installment amount due on January 1, 2010, we shall pay all deferred amounts in full, in one lump sum.

Item 3.02 Unregistered sales of Equity Securities.

Item 1.01 above is incorporated into this Item 3.02 by reference.

Vicis is an “accredited investor,” as defined under the Securities Act of 1933, as amended, or the Securities Act. None of the Vicis Note, the Series K Warrant, or the shares of our common stock underlying the Series K Warrant were registered under the Securities Act, or the securities laws of any state and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

We made this determination based on the representations of Vicis, which included, in pertinent part, that Vicis is an “accredited investor” under the Securities Act, and that Vicis was acquiring the securities it was acquiring for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution, and that Vicis understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.   Thus, the Vicis Note, the Series K Warrant, and shares of common stock underlying the Series K Warrant may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Loan and Securities Purchase Agreement, dated April 15, 2009, by and among Vicis, MDwerks, Inc. and Xeni Financial Services, Corp.

4.2	Senior Secured Promissory Note, dated April 15, 2009, issued by MDwerks, Inc. and Xeni Financial Services, Inc. in the original principal amount of $3,851,375

4.3	Series K Warrant issued to Vicis Capital Master Fund to purchase 2,550,000 shares of common stock at a price of $.35 per share

4.4	Amendment to Series J Warrant issued to Vicis Capital Master Fund to purchase 493,142 shares of common stock at a price of $.35 per share dated April 15, 2009

4.5	Registration Rights Agreement, dated April 15, 2009, between MDwerks, Inc. and Vicis Capital Master Fund

10.1	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by Xeni Medical Billing, Corp.

10.2	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by MDwerks Global Holdings, Inc.

10.3	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by Xeni Medical Systems, Inc.

10.4	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by Xeni Patient Access Solutions, Inc.

10.5	Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and MDwerks, Inc.

10.6	Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Financial Services, Corp.

10.7	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and MDwerks Global Holdings, Inc.

10.8	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Medical Systems, Inc.

10.9	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Medical Billing, Corp.

10.10	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Patient Access Solutions, Inc.

10.11	Deferral Agreement dated April 15, 2009, entered into by and between Vicis Capital Master Fund and MDwerks, Inc.

99.1	Press Release announcing Vicis financing transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MDWERKS, INC.

Dated: April 22, 2009	By:	/s/ David M. Barnes
David M. Barnes
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Loan and Securities Purchase Agreement, dated April 15, 2009, by and among Vicis, MDwerks, Inc. and Xeni Financial Services, Corp.

4.2	Senior Secured Promissory Note, dated April 15, 2009, issued by MDwerks, Inc. and Xeni Financial Services, Inc. in the original principal amount of $3,851,375

4.3	Series K Warrant issued to Vicis Capital Master Fund to purchase 2,550,000 shares of common stock at a price of $.35 per share

4.4	Amendment to Series J Warrant issued to Vicis Capital Master Fund to purchase 493,142 shares of common stock at a price of $.35 per share dated April 15, 2009

4.5	Registration Rights Agreement, dated April 15, 2009, between MDwerks, Inc. and Vicis Capital Master Fund

10.1	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by Xeni Medical Billing, Corp.

10.2	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by MDwerks Global Holdings, Inc.

10.3	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by Xeni Medical Systems, Inc.

10.4	Guaranty, dated April 15, 2009, issued to Vicis Capital Master Fund by Xeni Patient Access Solutions, Inc.

10.5	Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and MDwerks, Inc.

10.6	Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Financial Services, Corp.

10.7	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and MDwerks Global Holdings, Inc.

10.8	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Medical Systems, Inc.

10.9	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Medical Billing, Corp.

10.10	Guarantor Security Agreement, dated April 15, 2009, entered into by and between Vicis Capital Master Fund and Xeni Patient Access Solutions, Inc.

10.11	Deferral Agreement dated April 15, 2009, entered into by and between Vicis Capital Master Fund and MDwerks, Inc.

99.1	Press Release announcing Vicis financing transaction